VOYAGEUR MUTUAL FUNDS III

Delaware Large Cap Core Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class C, Class R and Institutional Class
Statutory Prospectus dated August 28, 2012

The following replaces the information in the section entitled, “How we manage the Fund – The securities in which the Fund typically invests – Convertible securities”:

Convertible securities
Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

How the Fund uses them: The Fund may invest up to 20% of its net assets in convertible securities. We invest in convertible bonds for their equity characteristics without regard to their credit rating.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated September 20, 2012.